[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS HORIZON FUND

SEPTEMBER 30, 1998

ADVANTUS HORIZON FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER SERVICES                         20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE
[TOM GUNDERSON PHOTO]
[JEFFREY ERICKSON PHOTO]
THOMAS A. GUNDERSON,
CFA AND JEFFREY R.
ERICKSON, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is a mutual
fund designed for investors seeking
long-term growth of capital combined with a moderate level of current income. The
Fund plans to achieve its objective by
investing in equity securities
diversified among individual companies
and industries. The Fund invests
primarily in dividend-paying common
stocks of established companies with
strong long-term outlooks--but may also
invest in companies perceived to be
temporarily undervalued or which because of new management, products or markets, show promise of substantially improved results.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Horizon Fund's performance for the year ended September 30, 1998 for each class of shares offered was as follows:

Class A..........................  16.38 percent*
Class B..........................  15.48 percent*
Class C..........................  15.74 percent*

The Fund exceeded its benchmark, the Russell 1000 Growth Index,** which earned
11.11 percent for the same period. The S&P 500 Index returned 9.00 percent for the year ended September 30, 1998.
In prior reporting periods, the S&P 500 Index+ was used as the Fund's benchmark. The current benchmark, the Russell 1000 Growth Index,** better fits our stated investment objective than did the S&P 500 Index.+

PERFORMANCE ANALYSIS

The Fund successfully navigated its way through the rough and volatile financial markets this year. Our investment strategy, which relies on fundamental research leading to strong stock selection, contributed to the Fund's strong performance for the reporting period. Evidence of the Fund's successful performance shows in the total return for the fiscal year and in the significant outperformance of the Fund's benchmark. The Fund also posted in the top 7 percent of funds with a similar investment objective according to Morningstar, Inc. for the one-year period ending September 30, 1998. (Percentile ranking for the Fund was based on 303 mutual funds in the Morningstar Large Cap universe. Criteria for percentile ranking is the following: 1=Best / 100=Worst. Morningstar rankings are based on total return and do not include the effect of sales charges.)

Health Care was clearly the strongest sector within the stock market as it reacted positively to excellent fundamentals. Some factors that drove this strong growth in the Health Care sector were favorable aging demographics combined with medical advances, as well as the ability of pharmaceutical companies to engage in mass-market advertising. Pfizer, Inc., Merck & Co., Inc., Bristol Myers Squibb Company, and Guidant Corporation were some of the health care stocks that helped performance of the Fund over the past year.

A mixture of other growth companies with solid long-term fundamentals also contributed favorably to performance. Stocks such as Paychex Incorporated, a market leader in payroll processing in the small-employer market, gained over 100 percent* in the past year as it continued its excellent growth rate. Carnival Corporation (cruise line) and Safeway, Inc. (grocery retailer) continued to meet or exceed our expectations of revenue and earnings growth and posted strong performance. Large technology companies also had a positive impact on the portfolio with Cisco Systems, Inc., Microsoft

                                                                        ADVANTUS
                                                                    HORIZON FUND
                                                              SEPTEMBER 30, 1998

Corporation, and Lucent Technologies Incorporated leading the way with 12-month appreciation of 90 percent,* 66 percent,* and 70 percent,* respectively for the year ending September 30, 1998.

Energy was the weakest sector of the market over the past year. Energy's lag was due to the falling price of oil from the low $20s per barrel to the $13-14 per barrel range. The Fund's single investment in energy, Anadarko Petroleum Corporation, actually posted a positive return, as they were able to make major new discoveries at a reasonable cost.

Overall, our stock approach of investing in established companies with above average sustainable earnings growth was the right place to be over the past year. An overall slowing in corporate earnings growth led to higher valuations on companies that proved their ability to continue their growth trend.

OUTLOOK

The cascading economic impact that started with emerging countries in the fall of 1997 has not yet fully run its course. The well-documented problems in Asia and Japan along with the collapse in the Russian market may have further ramifications on the U.S. economy and our financial markets. The next wave is likely to be a weakened demand for U.S. products causing layoffs in the U.S. with the possibility of a recession in 1999. While few people expect an end to economic cycles, it comes as a negative surprise when we are looking into the teeth of the down side of the cycle.

While the current economic concerns are real, there are many financial weapons available to keep us out of a recession, including stimulating the country's economy through monetary policy (i.e., Federal Reserve Board lowers interest rates), as well as through U.S. fiscal policy. Over the long-term, U.S. based companies continue to show that they are the best managed in the world and have access to financial capital in possibly the most solid financial markets in the world. Throughout an economic cycle many of these U.S. companies still have the ability to offer attractive financial gain--a concept we should not dismiss in weaker periods of the economic cycle. We will continue to invest in established growth companies that "have what it takes" to provide sustainable above average earnings growth.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with greater than average growth orientation. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market. +The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS
HORIZON FUND
SEPTEMBER 30, 1998

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
                  $10,000 INVESTMENT IN ADVANTUS HORIZON FUND,
                   S&P 500 INDEX, RUSSELL 1000 GROWTH INDEX,
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the S&P 500 Index (as adjusted for dividend reinvestment), the Russell 1000 Growth Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1988 through September 30, 1998. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
(Thousands)
                              Class A    S&P 500 Index        CPI  Russell 1000 Growth Index
9/30/88                       $10,000          $10,000    $10,000                    $10,000
10/31/88                       $9,552          $10,290    $10,033                    $10,195
10/31/89                      $11,684          $12,996    $10,493                    $13,378
10/31/90                      $11,005          $12,022    $11,154                    $12,620
10/31/91                      $15,282          $16,048    $11,480                    $17,701
10/31/92                      $16,857          $17,644    $11,848                    $19,615
10/31/93                      $18,132          $20,274    $12,166                    $21,046
9/30/94                       $18,391          $20,567    $12,533                    $22,882
9/30/95                       $22,946          $26,673    $12,809                    $30,250
9/30/96                       $26,899          $31,725    $13,194                    $36,722
9/30/97                       $33,613          $44,118    $13,487                    $50,048
9/30/98                       $39,118          $48,093    $13,679                    $55,604
One year                       10.56%
Five year                      15.55%
Ten year                       14.61%

                                                                        ADVANTUS
                                                                    HORIZON FUND
                                                              SEPTEMBER 30, 1998

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURN:
(Thousands)
                                           Class B    S&P 500 Index        CPI  Russell 1000 Growth Index
8/19/94                                    $10,000          $10,000    $10,000                    $10,000
9/30/94                                     $9,629           $9,951    $10,067                    $10,125
9/30/95                                    $12,074          $12,905    $10,289                    $13,386
9/30/96                                    $14,221          $15,349    $10,598                    $16,249
9/30/97                                    $17,855          $21,345    $10,833                    $22,146
9/30/98                                    $20,757          $23,268    $10,987                    $24,605
One year                                    10.48%
Since inception (8/19/94)                   19.40%

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURN:
(Thousands)
                                           Class C    S&P 500 Index        CPI  Russell 1000 Growth Index
3/1/95                                     $10,000          $10,000    $10,000                    $10,000
9/30/95                                    $11,844          $12,169    $10,146                    $12,331
9/30/96                                    $13,778          $14,474    $10,450                    $14,969
9/30/97                                    $17,089          $20,128    $10,682                    $20,402
9/30/98                                    $19,779          $21,941    $10,834                    $22,667
One year                                    15.74%
Since inception (3/1/95)                    20.95%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS
HORIZON FUND
SEPTEMBER 30, 1998

TEN LARGEST STOCK HOLDINGS

                                                                                 % OF
                                                                    MARKET       STOCK
COMPANY                                                  SHARES      VALUE     PORTFOLIO
-------------------------------------------------------  -------  -----------  ---------
General Electric Company...............................  48,276   $ 3,840,959       5.9%
Microsoft Corporation..................................  21,600     2,377,350       3.6%
Tyco International, Ltd................................  40,724     2,250,001       3.4%
Bristol-Myers Squibb Company...........................  21,000     2,181,375       3.3%
Pfizer, Inc............................................  19,700     2,086,969       3.2%
Carnival Corporation...................................  55,300     1,759,231       2.7%
Safeway, Inc...........................................  35,782     1,659,390       2.5%
Cisco Systems, Inc.....................................  26,700     1,650,394       2.5%
Omnicom Group..........................................  36,612     1,647,540       2.5%
Family Dollar Stores...................................  103,600    1,631,700       2.5%
                                                                  -----------  ---------
                                                                  $21,084,909      32.1%
                                                                  -----------  ---------
                                                                  -----------  ---------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   1.4%
Transportation                       1.1%
Utilities                            1.1%
Energy                               1.2%
Communication Services               1.6%
Financial                            6.2%
Capital Goods                       10.7%
Consumer Staples                    13.9%
Consumer Cyclical                   18.4%
Technology                          21.1%
Health Care                         23.3%

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
           (Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (98.6%)
  CAPITAL GOODS (10.7%)
    Electrical Equipment (5.8%)
  48,276   General Electric Company.........................     $   3,840,959
                                                              ----------------
    Manufacturing (3.4%)
  40,724   Tyco International, Ltd..........................         2,250,001
                                                              ----------------
    Waste Management (1.5%)
  21,423   Waste Management, Inc............................         1,029,643
                                                              ----------------
  COMMUNICATION SERVICES (1.6%)
    Telecommunication (1.6%)
  21,892   MCI Worldcom, Inc. (b)...........................         1,069,971
                                                              ----------------
  CONSUMER CYCLICAL (18.4%)
    Auto (1.3%)
  28,100   Danaher Corporation..............................           843,000
                                                              ----------------
    Building Materials (1.5%)
  40,800   Masco Corporation................................         1,004,700
                                                              ----------------
    Houseware (1.6%)
  50,600   Leggett & Platt Incorporated.....................         1,049,950
                                                              ----------------
    Retail (7.3%)
 103,600   Family Dollar Stores.............................         1,631,700
  22,200   Home Depot, Inc..................................           876,900
  24,300   Tandy Corporation................................         1,300,050
  20,000   Wal-Mart Stores..................................         1,092,500
                                                              ----------------
                                                                     4,901,150
                                                              ----------------
    Service (6.7%)
  24,200   Equifax Incorporated.............................           863,637
  36,612   Omnicom Group....................................         1,647,540
  18,200   Quintiles Transnational (b)......................           796,250
  36,700   Service Corporation International................         1,169,812
                                                              ----------------
                                                                     4,477,239
                                                              ----------------
  CONSUMER STAPLES (13.9%)
    Beverage (2.8%)
  23,500   Coca-Cola Company................................         1,354,188
  17,200   Pepsico, Inc.....................................           506,325
                                                              ----------------
                                                                     1,860,513
                                                              ----------------
    Entertainment (2.6%)
  55,300   Carnival Corporation.............................         1,759,231
                                                              ----------------

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
    Household Products (2.9%)
  47,200   Dial.............................................     $     973,500
  13,500   Procter & Gamble Company.........................           957,656
                                                              ----------------
                                                                     1,931,156
                                                              ----------------
    Retail (2.5%)
  35,782   Safeway, Inc. (b)................................         1,659,390
                                                              ----------------
    Service (1.6%)
  14,200   Automatic Data Processing, Inc...................         1,061,450
                                                              ----------------
    Tobacco (1.5%)
  21,600   Philip Morris Companies, Inc.....................           994,950
                                                              ----------------
  ENERGY (1.2%)
    Oil & Gas (1.2%)
  19,700   Anadarko Petroleum Corporation...................           774,456
                                                              ----------------
  FINANCIAL (6.2%)
    Commercial Finance (1.4%)
  18,700   Finova Finance Trust.............................           933,831
                                                              ----------------
    Finance-Diversified (1.7%)
  22,700   Federal Home Loan Mortgage Corporation...........         1,122,231
                                                              ----------------
    Insurance (3.1%)
   2,842   American International Group.....................           218,834
  11,000   Hartford Life....................................           464,750
  13,700   Nationwide Financial Services....................           622,494
  12,150   SunAmerica Incorporated..........................           741,150
                                                              ----------------
                                                                     2,047,228
                                                              ----------------
  HEALTH CARE (23.3%)
    Drugs (13.6%)
  26,000   American Home Products Corporation...............         1,361,750
  21,000   Bristol-Myers Squibb Company.....................         2,181,375
  13,900   Eli Lilly & Company..............................         1,088,544
   9,000   Merck & Co., Inc.................................         1,166,063
  19,700   Pfizer, Inc......................................         2,086,969

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  HEALTH CARE--CONTINUED
  11,100   Schering Plough Corporation......................     $   1,149,544
                                                              ----------------
                                                                     9,034,245
                                                              ----------------
    Health Care- Diversified (5.3%)
  21,200   Abbott Laboratories..............................           920,875
  16,400   Johnson & Johnson................................         1,283,300
  17,800   Warner-Lambert Company...........................         1,343,900
                                                              ----------------
                                                                     3,548,075
                                                              ----------------
    Medical Products/Supplies (4.1%)
  19,000   Guidant Corporation..............................         1,410,750
  10,500   Safeskin Corporation (b).........................           331,406
  50,700   Sybron International Corporation (b).............           969,638
                                                              ----------------
                                                                     2,711,794
                                                              ----------------
    Special Services (.3%)
  10,100   Equity Corporation (b)...........................           227,250
                                                              ----------------
  TECHNOLOGY (21.1%)
    Technology (21.1%)
  20,500   BMC Software, Inc. (b)...........................         1,231,281
  35,300   Cadence Design Systems, Inc. (b).................           902,356

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  TECHNOLOGY--CONTINUED
  26,700   Cisco Systems, Inc. (b)..........................     $   1,650,394
  16,200   Dell Computer Corporation (b)....................         1,065,150
  17,400   EMC Corporation (b)..............................           995,063
  33,000   Galileo Electric Company.........................         1,245,750
  21,900   HBO & Company....................................           632,363
  18,300   Intel............................................         1,569,225
  18,700   Lucent Technologies Incorporated.................         1,291,469
  21,600   Microsoft Corporation (b)........................         2,377,350
  21,625   Paychex Incorporated.............................         1,115,039
                                                              ----------------
                                                                    14,075,440
                                                              ----------------
  TRANSPORTATION (1.1%)
    Trucking (1.1%)
  25,500   CNF Transportation...............................           742,688
                                                              ----------------
  UTILITIES (1.1%)
    Electric Companies (1.1%)
  19,500   AES Corporation (b)..............................           722,719
                                                              ----------------
Total common stock
 (cost: $49,657,965)........................................        65,673,260
                                                              ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (.6%)
 $370,680     Federated Prime Obligation Fund, current rate 5.47%.......        370,680
                                                                           ------------
              Total short-term securities (cost: $370,680)..............        370,680
                                                                           ------------
              Total investments in securities (cost: $50,028,645) (c)...   $ 66,043,940
                                                                           ------------
                                                                           ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At September 30, 1998 the cost of securities for federal income tax purposes was $50,138,937. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation...........  $17,990,305
Gross unrealized depreciation...........   (2,085,302)
                                          -----------
Net unrealized appreciation.............  $15,905,003
                                          -----------
                                          -----------

                                                           ADVANTUS HORIZON FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing (identified cost:
 $50,028,645)..........................  $66,043,940
Receivable for Fund shares sold........      121,354
Receivable for investment securities
 sold..................................      661,561
Accrued interest receivable............        2,735
Dividends receivable...................       62,736
                                         -----------
    Total assets.......................   66,892,326
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      203,463
Payable for Fund shares redeemed.......       34,450
Payable to Adviser.....................       70,329
Other payables.........................        2,148
                                         -----------
    Total liabilities..................      310,390
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $66,581,936
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    28,561
  Additional paid-in capital...........   43,932,706
  Accumulated net realized gains from
   investments.........................    6,605,374
  Unrealized appreciation on
   investments.........................   16,015,295
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $66,581,936
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $47,183,071
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $17,100,015
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,298,850
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   2,000,290...........................  $     23.59
                                         -----------
                                         -----------
  Class B--Shares outstanding
   754,926.............................  $     22.65
                                         -----------
                                         -----------
  Class C--Shares outstanding
   100,891.............................  $     22.79
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $   79,915
  Dividends............................     526,356
                                         ----------
      Total investment income..........     606,271
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     503,499
  Distribution fees--Class A...........     137,696
  Distribution fees--Class B...........     148,623
  Distribution fees--Class C...........      21,764
  Administrative services fee..........      44,000
  Custodian fees.......................       1,796
  Auditing and accounting services.....      22,800
  Legal fees...........................       6,597
  Directors' fees......................       1,080
  Registration fees....................      43,306
  Printing and shareholder reports.....      38,427
  Insurance............................       4,916
  Other................................       7,777
                                         ----------
      Total expenses...................     982,281
Less fees and expenses waived or
 absorbed:
  Class A distribution fees............      (6,809)
                                         ----------
      Total net expenses...............     975,472
                                         ----------
      Investment loss--net.............    (369,201)
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................   8,034,700
  Net change in unrealized appreciation
   or depreciation on investments......   1,097,908
                                         ----------
      Net gains on investments.........   9,132,608
                                         ----------
Net increase in net assets resulting
 from operations.......................  $8,763,407
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                             1998         1997
                                         ------------  -----------
Operations:
  Investment loss--net.................  $   (369,201) $  (254,562)
  Net realized gain on investments.....     8,034,700    6,455,409
  Net change in unrealized appreciation
   or depreciation on investments......     1,097,908    4,155,265
                                         ------------  -----------
      Increase in net assets resulting
       from operations.................     8,763,407   10,356,112
                                         ------------  -----------
Distributions to shareholders from net
 realized gains on investments:
  Class A..............................    (5,149,246)  (6,782,073)
  Class B..............................    (1,594,390)  (1,445,269)
  Class C..............................      (244,774)    (225,564)
                                         ------------  -----------
      Total distributions..............    (6,988,410)  (8,452,906)
                                         ------------  -----------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................    11,805,254    7,456,668
    Class B............................     7,211,314    4,460,062
    Class C............................     1,188,730      937,063
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................     5,098,650    6,665,984
    Class B............................     1,565,569    1,433,925
    Class C............................       243,267      223,868
  Payments for redemption of shares:
    Class A............................   (11,437,509)  (9,667,961)
    Class B............................    (3,569,106)    (949,523)
    Class C............................      (928,081)    (506,920)
                                         ------------  -----------
      Increase in net assets from
       capital share transactions......    11,178,088   10,053,166
                                         ------------  -----------
      Total increase in net assets.....    12,953,085   11,956,372
Net assets at beginning of year........    53,628,851   41,672,479
                                         ------------  -----------
Net assets at end of year..............  $ 66,581,936  $53,628,851
                                         ------------  -----------
                                         ------------  -----------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease accumulated net realized gains from investments by $369,201.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $49,571,429 and $44,498,884, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, Minnesota Life. Effective October 26, 1998, the Fund's transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-I under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to January 30, 1998 Ascend waived that portion of Class A distribution fees which exceeded, as a percentage of average daily net assets, .25 percent. Ascend waived Class A distribution fees in the amount of $6,809 for the year ended September 30, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the Fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $321,515.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 41,610 Class A shares which represents
2.1 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,554.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1998 and 1997 were as follows:

                                                                 CLASS A                   CLASS B                CLASS C
                                                         ------------------------  -----------------------  --------------------
                                                            1998         1997         1998         1997       1998       1997
                                                         -----------  -----------  -----------  ----------  ---------  ---------
Sold...................................................      498,136      343,891      312,837     216,042     51,773     44,666
Issued for reinvested distributions....................      239,004      344,511       75,735      76,153     11,784     11,895
Redeemed...............................................     (479,796)    (437,803)    (154,958)    (45,438)   (41,014)   (23,117)
                                                         -----------  -----------  -----------  ----------  ---------  ---------
                                                             257,344      250,599      233,614     246,757     22,543     33,444
                                                         -----------  -----------  -----------  ----------  ---------  ---------
                                                         -----------  -----------  -----------  ----------  ---------  ---------

(6) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                              CLASS A
                                      ----------------------------------------------------------------------------------------
                                                                                             PERIOD FROM
                                                  YEAR ENDED SEPTEMBER 30,                 NOVEMBER 1, 1993        YEAR ENDED
                                      ------------------------------------------------     TO SEPTEMBER 30,       OCTOBER 31,
                                       1998        1997          1996         1995(a)          1994(b)                1993
                                      -------    ---------     ---------     ---------     ----------------       ------------
Net asset value, beginning of
  period............................  $ 23.06    $   23.07     $   20.94     $   17.34         $ 17.64               $ 16.73
                                      -------    ---------     ---------     ---------         -------            ------------
Income from investment operations:
  Net investment income (loss)......     (.09)        (.08)         (.10)         (.03)             --                   .05
  Net gains or losses on securities
    (both realized and
    unrealized).....................     3.48         4.89          3.51          4.17             .25                  1.20
                                      -------    ---------     ---------     ---------         -------            ------------
    Total from investment
      operations....................     3.39         4.81          3.41          4.14             .25                  1.25
                                      -------    ---------     ---------     ---------         -------            ------------
Less distributions:
  Dividends from net investment
    income..........................       --           --            --            --              --                  (.05)
  Distributions from capital
    gains...........................    (2.86)       (4.82)        (1.28)         (.54)           (.55)                 (.29)
                                      -------    ---------     ---------     ---------         -------            ------------
    Total distributions.............    (2.86)       (4.82)        (1.28)         (.54)           (.55)                 (.34)
                                      -------    ---------     ---------     ---------         -------            ------------
Net asset value, end of period......  $ 23.59    $   23.06     $   23.07     $   20.94         $ 17.34               $ 17.64
                                      -------    ---------     ---------     ---------         -------            ------------
                                      -------    ---------     ---------     ---------         -------            ------------
Total return (c)....................    16.38%       24.96%        17.23%        24.76%           1.42%                 7.56%
Net assets, end of period (in
  thousands)........................  $47,183    $  40,192     $  34,435     $  36,040         $31,387               $30,015
Ratio of expenses to average daily
  net assets (d)(e).................     1.36%        1.43%         1.41%         1.41%           1.43%(f)              1.31%
Ratio of net investment income
  (loss) to average daily net assets
  (d)(e)............................     (.39)%       (.39)%        (.43)%        (.15)%          (.01)%(f)              .27%
Portfolio turnover rate (excluding
  short-term securities)............     72.6%        71.5%         84.7%         46.8%           43.5%                 47.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.57% and the ratio of net investment income (loss) would have been (.31)% for Class A shares.
(e) The Fund's Distributor voluntarily waived $6,809, $18,019, $28,836, $51,147 and $48,807 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48%, 1.50%, 1.61% and 1.49%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.40)%, (.44)%, (.52)%, (.19)% and .09%, respectively.
(f)  Adjusted to an annual basis.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                    CLASS B
                                          ------------------------------------------------------------
                                                                                         PERIOD FROM
                                                                                          AUGUST 19,
                                                   YEAR ENDED SEPTEMBER 30,               1994(b) TO
                                          -------------------------------------------   SEPTEMBER 30,
                                            1998        1997        1996     1995(a)         1994
                                          ---------   ---------   --------   --------   --------------
Net asset value, beginning of period....  $   22.41   $   22.65   $  20.74    $17.33        $17.11
                                          ---------   ---------   --------   --------       ------
Income from investment operations:
  Net investment income (loss)..........       (.22)       (.19)      (.19)     (.10)         (.01)
  Net gains or losses on securities
    (both realized and unrealized)......       3.32        4.77       3.38      4.05           .23
                                          ---------   ---------   --------   --------       ------
    Total from investment operations....       3.10        4.58       3.19      3.95           .22
                                          ---------   ---------   --------   --------       ------
Less distributions:
  Dividends from net investment
    income..............................         --          --         --        --            --
  Distributions from capital gains......      (2.86)      (4.82)     (1.28)     (.54)           --
                                          ---------   ---------   --------   --------       ------
    Total distributions.................      (2.86)      (4.82)     (1.28)     (.54)           --
                                          ---------   ---------   --------   --------       ------
Net asset value, end of period..........  $   22.65   $   22.41   $  22.65    $20.74        $17.33
                                          ---------   ---------   --------   --------       ------
                                          ---------   ---------   --------   --------       ------
Total return (c)........................      15.48%      24.25%     16.34%    23.65%         1.29%
Net assets, end of period (in
  thousands)............................  $  17,100   $  11,684   $  6,219    $2,592        $   97
Ratio of expenses to average daily net
  assets (d)............................       2.07%       2.18%      2.19%     2.24%          .30%(f)
Ratio of net investment income (loss) to
  average daily net assets (d)..........      (1.11)%     (1.13)%    (1.19)%   (1.05)%        (.13)%(f)
Portfolio turnover rate (excluding
  short-term securities)................       72.6%       71.5%      84.7%     46.8%         43.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961 in expenses for the year ended September 30, 1995. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 2.25% for Class B and 2.25% for Class C. The ratio of net investment income (loss) would have been (1.05)% for Class B and (1.13)% for Class C.
(e)  Adjusted to an annual basis.
(f) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                           ADVANTUS HORIZON FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                 CLASS C
                                          -----------------------------------------------------
                                                                                  PERIOD FROM
                                                                                    MARCH 1,
                                                YEAR ENDED SEPTEMBER 30,           1995(b) TO
                                          ------------------------------------   SEPTEMBER 30,
                                             1998         1997         1996           1995
                                          ----------   ----------   ----------   --------------
Net asset value, beginning of period....  $    22.38   $    22.67   $    20.75       $17.52
                                          ----------   ----------   ----------       ------
Income from investment operations:
  Net investment income (loss)..........        (.24)        (.20)        (.15)        (.06)
  Net gains or losses on securities
    (both realized and unrealized)......        3.51         4.73         3.35         3.29
                                          ----------   ----------   ----------       ------
    Total from investment operations....        3.27         4.53         3.20         3.23
                                          ----------   ----------   ----------       ------
Less distributions:
  Dividends from net investment
    income..............................          --           --           --           --
  Distributions from capital gains......       (2.86)       (4.82)       (1.28)          --
                                          ----------   ----------   ----------       ------
    Total distributions.................       (2.86)       (4.82)       (1.28)          --
                                          ----------   ----------   ----------       ------
Net asset value, end of period..........  $    22.79   $    22.38   $    22.67       $20.75
                                          ----------   ----------   ----------       ------
                                          ----------   ----------   ----------       ------
Total return (c)........................       15.74%       24.03%       16.33%       18.44%
Net assets, end of period (in
  thousands)............................  $    2,299   $    1,754   $    1,018       $  103
Ratio of expenses to average daily net
  assets................................        2.07%        2.18%        2.19%        2.24%(e)
Ratio of net investment income (loss) to
  average daily net assets..............       (1.10)%      (1.14)%      (1.17)%      (1.13)%(e)
Portfolio turnover rate (excluding
  short-term securities)................        72.6%        71.5%        84.7%        46.8%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                                           ADVANTUS HORIZON FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

PAYABLE DATE                                                                                                PER SHARE
---------------------------------------------------------------------------------------------------------  -----------
Income distributions--taxable as dividend income, 100% qualifying for deduction by corporations
December 23, 1997........................................................................................   $   .6592
                                                                                                           -----------
                                                                                                           -----------
Capital gains distribution--taxable as long-term capital gains, 28% rate--39.72%, 20% rate--60.28%
December 17, 1997........................................................................................  $   2.1983
                                                                                                           -----------
                                                                                                           -----------

    The distribution of $.6592 payable on December 23, 1997 represents short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                      [ADVANTUS-TM- FAMILY OF FUNDS LOGO]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48637 Rev. 11-1998